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                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

                  THIS AMENDMENT NO. 1 to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of November 13, 1998, by and among CD Radio Inc. (the "Company"), Apollo Investment Fund IV, L.P. ("AIF IV") and Apollo Overseas Partners IV, L.P. ("AOP IV" and, together with AIF IV, and including their successors and permitted assigns, the "Purchasers") is made by and among the Company and the Purchasers as of this 23rd day of December, 1998 (this "Amendment"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

                  In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendments. The Stock Purchase Agreement is hereby modified and amended as set forth below:

                     (a) Section 6(f)(iv) of Exhibit A to the Stock Purchase Agreement is amended to read in its entirety as follows:

                     "(iv) In case the Corporation shall purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Current Market Price per share of Common Stock on the date of such event, or in case the Corporation shall purchase, redeem or otherwise acquire other securities convertible into or exchangeable for Common Stock (other than the Series C Preferred Stock) for a consideration per share of Common Stock into which such security is convertible or exchangeable greater than the per share Current Market




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Price on the date of such event, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the Current Market Price per share on the date of such event, and (y) the numerator shall be the Current Market Price per share on the date of such event less the difference between (1) the consideration paid by the Corporation per share of Common Stock (or, in the case of securities convertible into or exchangeable for Common
Stock, the consideration per share of Common Stock into which such security is convertible or exchangeable) purchased, redeemed or acquired in such event and
(2) the Current Market Price per share on the date of such event. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately after the issuance or sale of such securities. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (iv) with respect to any particular purchase, redemption or acquisition with respect to which a Payout Election is made."

                     (b) Section 6(f)(iv) of Exhibit B to the Stock Purchase Agreement is amended to read in its entirety as follows:

                     "(iv) In case the Corporation shall purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Current Market Price per share of Common Stock on the date of such event, or in case the Corporation shall purchase, redeem or otherwise acquire other securities convertible into or exchangeable for Common Stock (other than the Series C Preferred Stock) for a consideration per share of Common Stock into which such




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security is convertible or exchangeable greater than the per share Current
Market Price on the date of such event, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying
(A) the Conversion Price at which shares of Series B Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the Current Market Price per share on the date of such event, and (y) the numerator shall be the Current Market Price per share on the date of such event less the difference between (1) the consideration paid by the Corporation per share of Common Stock (or, in the case of securities convertible into or exchangeable for Common Stock, the consideration per share of Common Stock into which such security is convertible or exchangeable) purchased, redeemed or acquired in such event and (2) the Current Market Price per share on the date of such event. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately after the issuance or sale of such securities. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (iv) with respect to any particular purchase, redemption or acquisition with respect to which a Payout Election is made."

                  2. No Other Amendments. Except as provided above, the Stock Purchase Agreement shall remain in full force and effect, and the execution of this Amendment is not a waiver by the Company or the Purchasers of any of the terms or provisions of the Stock Purchase Agreement.

                  3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.




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                  EXECUTED as of the date set forth above.

                                 CD RADIO INC.

                                 By:/s/ Patrick L. Donnelly
                                    ---------------------------
                                     Patrick L. Donnelly
                                     Executive Vice President and
                                     General Counsel

                                 APOLLO INVESTMENT FUND IV, L.P.

                                 By:      Apollo Advisors, IV, L.P., its
                                          general partner

                                          By:      Apollo Capital Management
                                                   IV, Inc., its general partner

                                                   By:/s/ Andrew Africk
                                                      --------------------
                                                            Andrew Africk
                                                            Vice President

                                 APOLLO OVERSEAS PARTNERS IV, L.P.

                                 By:      Apollo Advisors, IV, L.P., its
                                          general partner

                                          By:      Apollo Capital Management
                                                   IV, Inc., its general partner

                                                   By:/s/ Andrew Africk
                                                      ---------------------
                                                            Andrew Africk
                                                            Vice President